                                                                    EXHIBIT 99.1


NEWS RELEASE                                 GENERAL GROWTH PROPERTIES, INC.
                                             110 North Wacker Drive
                                             Chicago, IL 60606
                                             (312) 960-5000
                                             FAX (312) 960-5475

FOR IMMEDIATE RELEASE                              CONTACT:    John Bucksbaum
                                                               312/960-5005

                                                               Bernie Freibaum
                                                               312/960-5252


         GENERAL GROWTH PROPERTIES, INC. ANNOUNCES FIRST QUARTER RESULTS

CHICAGO, ILLINOIS, MAY 2, 2005 -- General Growth Properties, Inc. (NYSE: GGP) today announced first quarter 2005 results. Earnings per share - diluted (EPS) were $.06 for the first quarter of 2005 as compared to $.27 in the first quarter of 2004. Fully diluted Funds From Operations per share (FFO) were $.72 for the first quarter of 2005, a 20% increase over $.60 reported in the comparable period of 2004.

"The first quarter of 2005 was our first full quarter of combined operations of The Rouse Company and General Growth," said John Bucksbaum, chief executive officer, General Growth Properties. "Although we have already captured some efficiencies, there are still significant benefits we expect to obtain throughout the remainder of this year and next from the expanded and more valuable platform that we can now offer to all of our constituents."

FINANCIAL AND OPERATIONAL HIGHLIGHTS


- EPS in the first quarter of 2005 was $.06 per share, versus $.27 in the comparable period of 2004. Depreciation expense in 2005 was $163.3 million or $.69 per share, versus $72.9 million or $.33 per share in 2004.

- FULLY DILUTED FFO PER SHARE increased to $.72 in the first quarter of 2005, 20% above $.60 reported in the first quarter of 2004. TOTAL FFO for the quarter increased 28% to $209.6 million, from $163.7 million in the first quarter of 2004. The effects of non-cash rental revenue recognized pursuant to SFAS No. 141 and 142 resulted in approximately $8.4 million or $.03 of FFO per fully diluted share in the first quarter of 2005 as compared to $7.4 million or $.03 in the comparable period of 2004. Straight-line rent resulted in approximately $21.4 million or $.07 of FFO per fully diluted share in the first quarter of 2005, versus $2.9 million or $.01 in the same period of 2004. Straight-line rents in 2005 include approximately $10.1 million or approximately $.04 of FFO per fully diluted share of cumulative incremental straight-line rent related to a modification in our recognition policies for tenant rent holidays and inducements.

                                       1                             May 2, 2005

- FFO GUIDANCE for 2005 remains estimated to be at least $3.13 per share. As future short term interest rates cannot be accurately estimated, the Company expects to maintain this guidance until the Federal Reserve Board discontinues its measured increases of interest rates, or until such earlier time, if applicable, that the Company estimates that full year 2005 FFO per share could be below $3.13.

SEGMENT RESULTS

The Company is presenting for 2005 its operations in two business segments, Retail and Other, and Community Development. As the Community Development properties were acquired in November 2004, only one operating segment has been presented for 2004.

RETAIL AND OTHER SEGMENT

- REAL ESTATE PROPERTY NET OPERATING INCOME (NOI) for the first quarter of 2005 increased to $511.2 million, 70.6% above the $299.6 million reported in the first quarter of 2004.

- REVENUES FROM CONSOLIDATED PROPERTIES were $628.2 million for the quarter, an increase of 83.7%, compared to $342.0 million for the same period in 2004.
     REVENUES FROM UNCONSOLIDATED PROPERTIES at share increased 58.9% to $157.1 million, compared to $98.9 million in the first quarter of 2004.

- TOTAL TENANT SALES increased 4.2% in 2005 and comparable tenant sales increased 2.7% versus 2004.

- COMPARABLE NOI FROM CONSOLIDATED PROPERTIES in the first quarter of 2005 increased by 5.0% compared to the same period last year.
     COMPARABLE NOI FROM UNCONSOLIDATED PROPERTIES at share for the quarter increased by approximately 10.5% compared to the first quarter of 2004.

- RETAIL CENTER OCCUPANCY decreased to 90.0% at March 31, 2005, compared to 90.4% at March 31, 2004.

-    SALES PER SQUARE FOOT for first quarter 2005 were $416 versus $359 in 2004.

-    AVERAGE RENT
     For consolidated properties, average rent per square foot for new/renewal leases signed during the quarter was $33.23 versus $30.75 for 2004. For unconsolidated properties, average rent per square foot for new/renewal leases signed in 2005 was $37.35 versus $35.18 for 2004. Average rent for consolidated properties leases expiring in 2005 was $29.63 versus $25.69 in 2004. For unconsolidated properties, average rent for leases expiring in 2005 was $32.31 compared to $32.35 in 2004.


                                       2                             May 2, 2005

COMMUNITY DEVELOPMENT SEGMENT

- NOI for the properties in the Community Development segment was $7.6 million for consolidated properties and $2.9 million for unconsolidated properties.

- LAND SALE REVENUES were approximately $61.4 million for consolidated properties and approximately $8.6 million for unconsolidated properties, amounts which are comparable to the revenues achieved by The Rouse Company in 2004, excluding bulk sales.

CONFERENCE CALL/WEBCAST

General Growth Properties, Inc. will host a live Webcast of its conference call regarding this announcement on our Web site, www.generalgrowth.com. This Webcast will take place on Tuesday, May 3, 2005 at 10:00 a.m., Eastern Time (9:00 a.m. CT, 7:00 a.m. PT). The Webcast can be accessed by selecting the conference call icon on the GGP home page.

General Growth Properties, Inc. is the second largest U.S.-based publicly traded Real Estate Investment Trust (REIT). General Growth currently has ownership interest and management responsibility for a portfolio of 209 regional shopping malls in 44 states, as well as ownership in planned community developments and commercial office buildings. The company portfolio totals approximately 200 million square feet of retail space and includes over 18,000 retailers nationwide. General Growth Properties, Inc. is listed on the New York Stock Exchange under the symbol GGP. For more information, please visit the company Web site at http://www.generalgrowth.com.

NON-GAAP SUPPLEMENTAL FINANCIAL MEASURES AND DEFINITIONS
FUNDS FROM OPERATIONS (FFO)

General Growth, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a real estate investment trust (REIT). The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

The Company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the Company's properties. FFO does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the


                                       3                             May 2, 2005

Company believes that FFO provides investors with a clearer view of the Company's operating performance.

In order to provide a better understanding of the relationship between FFO and GAAP net income, a reconciliation of FFO to GAAP net income has been provided. FFO does not represent cash flow from operating activities in accordance with GAAP, should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund cash needs. In addition, the Company has presented FFO on a consolidated and unconsolidated basis (at the Company's ownership share) as the Company believes that given the significance of the Company's operations that are owned through investments accounted for on the equity method of accounting, the detail of the operations of the Company's unconsolidated properties provides important insights into the income and FFO produced by such investments for the Company as a whole.

REAL ESTATE PROPERTY NET OPERATING INCOME (NOI) AND COMPARABLE NOI

General Growth believes that Real Estate Property Net Operating Income (NOI) is a useful supplemental measure of the Company's operating performance. The Company defines NOI as operating revenues from continuing operations (rental income, land sales, tenant recoveries and other income) less property and related expenses from continuing operations (real estate taxes, land sales operating costs, repairs and maintenance, marketing and other property expenses). As with FFO described above, NOI has been reflected on a consolidated and unconsolidated basis (at the Company's ownership share). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact on operations from trends in occupancy rates, rental rates, land values and operating costs. This measure thereby provides an operating perspective not immediately apparent from GAAP operating or net income. The Company uses NOI to evaluate its operating performance on a property-by-property basis because NOI allows the Company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on the Company's operating results, gross margins and investment returns.

In addition, management believes that NOI provides useful information to the investment community about the Company's operating performance. However, due to the exclusions noted above, NOI should only be used as an alternative measure of the Company's financial performance. For reference and as an aid in understanding of

                                       4                             May 2, 2005
management's computation of NOI, a reconciliation of NOI to consolidated operating income as computed in accordance with GAAP has been presented.

Comparable NOI excludes from both years the NOI of properties with significant physical or merchandising changes and those properties acquired or opened during the relevant comparative accounting periods.

PROPERTY INFORMATION

The Company has presented information on its consolidated and unconsolidated properties separately in the accompanying financial schedules. As a significant portion of the Company's total operations are structured as joint venture arrangements which are unconsolidated, management of the Company believes that operating data with respect to all properties owned provides important insights into the income produced by such investments for the Company as a whole. In addition, the individual items of revenue and expense for the unconsolidated properties have been presented at the Company's ownership share of such unconsolidated ventures. As the management operating philosophies and strategies are the same regardless of ownership structure, an aggregate presentation of NOI and other operating statistics yields a more accurate representation of the relative size and significance of the elements of the Company's overall operations.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements, including our FFO guidance. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of our indebtedness and interest rates and our ability to successfully manage our growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent report on Form 10-K, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release. The Company disclaims any obligation to update any forward-looking statement.




                                       ###


                                       5                             May 2, 2005

                        GENERAL GROWTH PROPERTIES, INC.
                               PORTFOLIO RESULTS
                                 (In thousands)

                                                                                                      Three Months Ended
                                                                                                          March 31,
                                                                                           -----------------------------------------
                                                                                                  2005                  2004
                                                                                           --------------------  -------------------
FUNDS FROM OPERATIONS (FFO)
Operating Partnership                                                                               $  209,615            $ 163,701
Less:  Allocations to Operating Partnership unitholders                                                 39,589               33,367
                                                                                           --------------------  -------------------
Company stockholders                                                                                $  170,026            $ 130,334
                                                                                           ====================  ===================

FFO per share:
      Company stockholders - basic                                                                  $     0.72               $ 0.60
      Operating Partnership - basic                                                                       0.72                 0.60
      Operating Partnership - diluted                                                                     0.72                 0.60

Weighted average number of Company shares outstanding:
      Basic                                                                                            235,812              217,553
      Basic (assuming full conversion of Operating Partnership units)                                  290,719              273,249
      Diluted (assuming full conversion of Operating Partnership units)                                291,495              274,175


PORTFOLIO RESULTS
Total property revenues                                                                             $  689,558            $ 341,955
Total property operating expenses                                                                     (267,811)            (107,201)
Equity in real estate property net operating income of Unconsolidated Properties                        99,917               64,810
                                                                                           --------------------  -------------------
Real estate property net operating income                                                              521,664              299,564
Net property management fees and costs                                                                  (1,496)                (148)
Headquarters/regional costs, general and administrative and
      depreciation on non-income producing assets                                                      (19,514)             (11,191)
Net interest expense                                                                                  (242,811)             (86,670)
Income taxes                                                                                             1,307                  (7)
Equity in other FFO of Unconsolidated Properties                                                       (39,861)             (27,130)
Preferred unit distributions                                                                            (9,674)             (10,717)
                                                                                           --------------------  -------------------
FFO - Operating Partnership                                                                         $  209,615            $ 163,701
                                                                                           ====================  ===================

SUMMARIZED BALANCE SHEET INFORMATION                                                            March 31,           December 31,
(In thousands)                                                                                    2005                  2004
                                                                                           --------------------  -------------------

Cash and cash equivalents                                                                             $ 45,117             $ 39,581
Investment in real estate:
      Net land, buildings and equipment                                                           $ 19,570,575         $ 19,657,322
      Developments in progress                                                                         575,129              559,969
      Investment in and loans to/from Unconsolidated Real Estate Affiliates                          1,978,013            1,945,541
      Investment land and land held for development and sale                                         1,664,299            1,638,013
                                                                                           --------------------  -------------------
Net investment in real estate                                                                     $ 23,788,016         $ 23,800,845
                                                                                           ====================  ===================
Total assets                                                                                      $ 25,602,508         $ 25,718,625

Mortgage and other debt payable                                                                   $ 20,392,810         $ 20,310,947
Minority interest - Preferred                                                                          219,275              403,161
Minority interest - Common                                                                             543,378              551,282
Stockholders' equity                                                                                 2,124,639            2,143,150
                                                                                           --------------------  -------------------
Total capitalization (at cost)                                                                    $ 23,280,102         $ 23,408,540
                                                                                           ====================  ===================


                        GENERAL GROWTH PROPERTIES, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                   (In thousands, except per share amounts)

                                                                                           Three Months Ended
                                                                                                March 31,
                                                                                ------------------------------------------
                                                                                       2005                  2004
                                                                                --------------------  --------------------
Revenues:
      Minimum rents                                                                       $ 410,484             $ 221,694
      Tenant recoveries                                                                     182,007               102,222
      Overage rents                                                                          13,586                 8,352
      Land sales                                                                             61,406                     -
      Management and other fees                                                              19,563                18,701
      Other                                                                                  22,487                 8,857
                                                                                --------------------  --------------------
           Total revenues                                                                   709,533               359,826
                                                                                --------------------  --------------------
Expenses:
      Real estate taxes                                                                      53,504                28,121
      Repairs and maintenance                                                                53,817                24,659
      Marketing                                                                              12,368                10,440
      Other property operating costs                                                         89,763                41,196
      Land sales operations                                                                  54,105                     -
      Provision for doubtful accounts                                                         4,254                 2,784
      Property management and other costs                                                    34,637                25,012
      General and administrative                                                              2,811                 2,190
      Depreciation and amortization                                                         163,309                72,904
                                                                                --------------------  --------------------
           Total expenses                                                                   468,568               207,306
                                                                                --------------------  --------------------
Operating income                                                                            240,965               152,520

Interest income                                                                               2,217                   417
Interest expense                                                                           (245,028)              (87,087)
Income taxes                                                                                  1,307                  (7)
Income allocated to minority interests                                                      (12,856)              (25,438)
Equity in income of unconsolidated affiliates                                                26,460                17,930
                                                                                --------------------  --------------------
Income from continuing operations                                                            13,065                58,335
Income from discontinued operations, net of minority interest                                     -                   788
                                                                                --------------------  --------------------
Net income                                                                                  $13,065              $ 59,123
                                                                                ====================  ====================


Basic earnings per share:
      Continuing operations                                                                  $ 0.06                $ 0.27
      Discontinued operations                                                                     -                     -
                                                                                --------------------  --------------------
Total basic earnings per share                                                               $ 0.06                $ 0.27
                                                                                ====================  ====================

Diluted earnings per share:
      Continuing operations                                                                  $ 0.06                $ 0.27
      Discontinued operations                                                                     -                     -
                                                                                --------------------  --------------------
Total diluted earnings per share                                                             $ 0.06                $ 0.27
                                                                                ====================  ====================

                        GENERAL GROWTH PROPERTIES, INC.
        BREAKDOWN OF COMPANY PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS
                                 (In thousands)

                                                                              Three Months Ended
                                                                                March 31, 2005
                                                                   ------------------------------------------
                                                                      Consolidated         Unconsolidated
                                                                       Properties          Properties (a)
                                                                   --------------------  --------------------
Property revenues:
       Minimum rents (b)                                                    $ 410,484              $ 96,668
       Tenant recoveries                                                      182,007                43,724
       Overage rents                                                           13,586                 1,727
       Land sales                                                              61,406                 8,567
       Other (c)                                                               22,075                14,965
                                                                  --------------------  --------------------
            Total property revenues                                           689,558               165,651
                                                                  --------------------  --------------------
Property operating expenses:
       Real estate taxes                                                       53,504                13,678
       Repairs and maintenance                                                 53,817                10,924
       Marketing                                                               12,368                 3,589
       Other property operating costs                                          89,763                30,828
       Land sales operations                                                   54,105                 5,658
       Provision for doubtful accounts                                          4,254                 1,057
                                                                  --------------------  --------------------
            Total property operating expenses                                 267,811                65,734
                                                                  --------------------  --------------------
Real estate property net operating income                                     421,747                99,917

Management and other fees                                                      19,563                     -
Property management and other costs                                           (21,059)                    -
Headquarters/regional costs (d)                                               (13,578)               (5,907)
General and administrative                                                     (2,811)                 (241)
Depreciation on non-income producing
       assets, including headquarters buildings                                (3,125)                    -
Interest income                                                                 2,217                   769
Interest expense                                                             (242,404)              (33,834)
Amortization of deferred finance costs                                         (1,992)                 (648)
Debt extinguishment costs                                                        (632)                    -
Income taxes                                                                    1,307                     -
Preferred unit distributions                                                   (9,674)                    -
                                                                  --------------------  --------------------
Funds From Operations                                                         149,559                60,056            $  209,615
Equity in Funds From Operations of Unconsolidated Properties                   60,056               (60,056)                    -
                                                                  --------------------  --------------------   -------------------
Operating Partnership Funds From Operations                                 $ 209,615              $      -            $  209,615
                                                                  ====================  ====================   ===================

                                                                             Three Months Ended
                                                                               March 31, 2004
                                                                  ------------------------------------------
                                                                     Consolidated         Unconsolidated
                                                                      Properties          Properties (a)
                                                                  --------------------  --------------------
Property revenues:
       Minimum rents (b)                                                    $ 221,694              $ 64,501
       Tenant recoveries                                                      102,222                31,730
       Overage rents                                                            8,352                 1,137
       Other (c)                                                                9,687                 1,514
                                                                  --------------------  --------------------
            Total property revenues                                           341,955                98,882
                                                                  --------------------  --------------------
Property operating expenses:
       Real estate taxes                                                       28,121                 9,176
       Repairs and maintenance                                                 24,659                 7,475
       Marketing                                                               10,440                 3,292
       Other property operating costs                                          41,196                13,424
       Provision for doubtful accounts                                          2,785                   705
                                                                  --------------------  --------------------
            Total property operating expenses                                 107,201                34,072
                                                                  --------------------  --------------------
Real estate property net operating income                                     234,754                64,810

Management and other fees                                                      18,701                     -
Property management and other costs                                           (18,849)                    -
Headquarters/regional costs (d)                                                (6,163)               (5,592)
General and administrative                                                     (2,190)                 (143)
Depreciation on non-income producing
       assets, including headquarters buildings                                (2,838)                    -
Interest income                                                                   417                   409
Interest expense                                                              (78,934)              (20,645)
Amortization of deferred finance costs                                         (3,074)                 (728)
Debt extinguishment costs                                                      (5,079)                 (431)
Income taxes                                                                       (7)                    -
Preferred unit distributions                                                  (10,717)                    -
                                                                  --------------------  --------------------
Funds From Operations                                                         126,021                37,680             $ 163,701
Equity in Funds From Operations of Unconsolidated Properties                   37,680               (37,680)                    -
                                                                  --------------------  --------------------   -------------------
Operating Partnership Funds From Operations                                 $ 163,701              $      -             $ 163,701
                                                                  ====================  ====================   ===================

(a) Reflect revenues and expenses of Unconsolidated Properties at Operating Partnership's ownership share of such items.

(b) Minimum rents includes the following for the three months ended March 31:

                                                                                 Consolidated         Unconsolidated
       2005                                                                       Properties            Properties
                                                                               -------------------  --------------------
       Straight-line rent                                                           $ 15,023              $ 6,409
       Non-cash rental revenue recognized pursuant to SFAS #141 and #142               7,631                  799

       2004
       Straight-line rent                                                           $  2,115              $   823
       Non-cash rental revenue recognized pursuant to SFAS #141 and #142               5,557                1,842

(c) Includes net FFO of investment property sold in 2004 of $1,250 for the three months ended March 31, 2004.

(d) Headquarters/regional costs for the Unconsolidated Properties include property management and other fees to General Growth Management, Inc. and the Rouse Management Company, Inc.

                         GENERAL GROWTH PROPERTIES, INC.
                                 SEGMENT RESULTS
                                 (In thousands)

                                                               Three Months Ended                                Three Months Ended
                                                                   March 31, 2005                                  March 31, 2004
                                                --------------------------------------------------------   -------------------------

                                                     Retail           Community                                      Retail
                                                   and Other         Development            Total                   and Other
                                                -----------------  -----------------   -----------------   -------------------------
SEGMENT BASIS (a)
Property revenues:
      Minimum rents                                $  507,152           $     -             $  507,152               $  286,195
      Tenant recoveries                               225,731                 -                225,731                  133,952
      Overage rents                                    15,313                 -                 15,313                    9,489
      Land sales                                          -                69,973               69,973                      -
      Other                                            37,039                   1               37,040                   11,201
                                                -----------------  -----------------   -----------------   -------------------------
         Total property revenues                      785,235              69,974              855,209                  440,837
                                                -----------------  -----------------   -----------------   -------------------------
Property operating expenses
      Real estate taxes                                67,182                 -                 67,182                   37,297
      Repairs and maintenance                          64,741                 -                 64,741                   32,134
      Marketing                                        15,957                 -                 15,957                   13,732
      Other property operating costs                  120,590                   1              120,591                   54,620
      Land sales operations                               259              59,504               59,763                      -
      Provision for doubtful accounts                   5,311                 -                  5,311                    3,490
                                                -----------------  -----------------   -----------------   -------------------------
         Total property operating expenses            274,040              59,505              333,545                  141,273
                                                -----------------  -----------------   -----------------   -------------------------
Real estate property net operating income          $  511,195           $  10,469           $  521,664               $  299,564
                                                =================  =================   =================   =========================

UNCONSOLIDATED PROPERTIES
Property revenues:
      Minimum rents                                $   96,668           $     -             $   96,668               $   64,501
      Tenant recoveries                                43,724                 -                 43,724                   31,730
      Overage rents                                     1,727                 -                  1,727                    1,137
      Land sales                                          -                 8,567                8,567                      -
      Other                                            14,965                  -                14,965                    1,514
                                                -----------------  -----------------   -----------------   -------------------------
         Total property revenues                      157,084               8,567              165,651                   98,882
                                                -----------------  -----------------   -----------------   -------------------------
Property operating expenses
      Real estate taxes                                13,678                 -                 13,678                    9,176
      Repairs and maintenance                          10,924                 -                 10,924                    7,475
      Marketing                                         3,589                 -                  3,589                    3,292
      Other property operating costs                   30,828                 -                 30,828                   13,424
      Land sales operations                                 1               5,657                5,658                      -
      Provision for doubtful accounts                   1,057                 -                  1,057                      705
                                                -----------------  -----------------   -----------------   -------------------------
         Total property operating expenses             60,077               5,657               65,734                   34,072
                                                -----------------  -----------------   -----------------   -------------------------
Real estate property net operating income          $   97,007           $   2,910           $   99,917               $   64,810
                                                =================  =================   =================   =========================

CONSOLIDATED PROPERTIES
Property revenues:
      Minimum rents                                $  410,484           $     -             $  410,484               $  221,694
      Tenant recoveries                               182,007                 -                182,007                  102,222
      Overage rents                                    13,586                 -                 13,586                    8,352
      Land sales                                          -                61,406               61,406                      -
      Other                                            22,074                   1               22,075                    9,687
                                                -----------------  -----------------   -----------------   -------------------------
         Total property revenues                      628,151              61,407              689,558                  341,955
                                                -----------------  -----------------   -----------------   -------------------------
Property operating expenses
      Real estate taxes                            $   53,504                 -                 53,504                   28,121
      Repairs and maintenance                          53,817                 -                 53,817                   24,659
      Marketing                                        12,368                 -                 12,368                   10,440
      Other property operating costs                   89,762                   1               89,763                   41,196
      Land sales operations                               258              53,847               54,105                      -
      Provision for doubtful accounts                   4,254                 -                  4,254                    2,785
                                                -----------------  -----------------   -----------------   -------------------------
         Total property operating expenses            213,963              53,848              267,811                  107,201
                                                -----------------  -----------------   -----------------   -------------------------
Real estate property net operating income          $  414,188           $   7,559           $  421,747               $  234,754
                                                =================  =================   =================   =========================

(a) Segment basis results include both Consolidated Properties and the Operating Partnership's ownership share of the results of operations of Unconsolidated Properties.

                        GENERAL GROWTH PROPERTIES, INC.
    RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
                                 (In thousands)

                                                                                                      Three Months Ended
                                                                                                           March 31,
                                                                                              ------------------------------------
                                                                                                    2005               2004
                                                                                              ------------------ -----------------
RECONCILIATION OF REAL ESTATE PROPERTY NET OPERATING INCOME TO GAAP OPERATING INCOME
Real estate property net operating income including Unconsolidated Properties                     $  521,664         $  299,564
       Unconsolidated Properties                                                                     (99,917)           (64,810)
                                                                                              ------------------ -----------------
       Consolidated Properties                                                                       421,747            234,754
Management and other fees                                                                             19,563             18,701
Property management and other costs                                                                  (21,059)           (18,849)
Headquarters/regional costs                                                                          (13,578)            (6,163)
General and administrative                                                                            (2,811)            (2,190)
Depreciation and amortization                                                                       (163,309)           (72,904)
Other (a)                                                                                                412               (829)
                                                                                              ------------------ -----------------
GAAP Operating income - Consolidated GGPI                                                         $  240,965         $  152,520
                                                                                              ================== =================

(a) Reflects discontinued operations and minority interest in Consolidated Properties real estate property net operating income.

RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) TO GAAP NET INCOME
FFO:

       Company stockholders                                                                       $  170,026         $  130,334
       Operating Partnership unitholders                                                              39,589             33,367
                                                                                              ------------------ -----------------
       Operating Partnership                                                                         209,615            163,701
Depreciation and amortization of capitalized real estate costs (including SFAS #141
       and #142 in-place lease costs) other than amortization of financing costs                    (193,508)           (89,527)
FFO of discontinued operations                                                                             -             (1,250)
Allocations to Operating Partnership unitholders                                                      (3,042)           (14,589)
                                                                                              ------------------ -----------------
Income from continuing operations                                                                     13,065             58,335
Income from discontinued operations, net of minority interest                                              -                788
                                                                                              ------------------ -----------------
Net income                                                                                        $   13,065         $   59,123
                                                                                              ================== =================
                                                                                                        -                   -
RECONCILIATION OF EQUITY IN REAL ESTATE PROPERTY NET OPERATING INCOME OF UNCONSOLIDATED
PROPERTIES TO GAAP EQUITY IN INCOME OF UNCONSOLIDATED AFFILIATES
Equity in Real Estate Property Net Operating Income of Unconsolidated Properties                  $   99,917         $   64,810
Equity in net interest expense of Unconsolidated Properties                                          (33,713)           (21,395)
Equity in headquarters and general and administrative expenses of Unconsolidated Properties           (6,148)            (5,735)
                                                                                              --------------- -- -----------------
Operating Partnership Equity in FFO from Unconsolidated Properties                                    60,056             37,680
Depreciation and amortization of capitalized real estate costs (including SFAS #141
       and #142 in-place lease costs) other than amortization of financing costs                     (33,596)           (19,750)
                                                                                              ------------------ -----------------
Equity in income of unconsolidated affiliates                                                     $   26,460         $   17,930
                                                                                              ================== =================
                                                                                                        -                   -
RECONCILIATION OF WEIGHTED AVERAGE SHARES OUTSTANDING
Basic:
       Weighted average number of shares outstanding - FFO per share                                 290,719            273,249
       Full conversion of Operating Partnership units                                                (54,907)           (55,696)
                                                                                              ------------------ -----------------
       Weighted average number of Company shares outstanding - GAAP EPS                              235,812            217,553
                                                                                              ================== =================

Diluted:
       Weighted average number of shares outstanding - FFO per share                                 291,495            274,175
       Full conversion of Operating Partnership units                                                (54,907)           (55,696)
                                                                                              ------------------ -----------------
       Weighted average number of Company shares outstanding - GAAP EPS                              236,588            218,479
                                                                                              ================== =================